UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

Patriot Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carlsbad Corporate Plaza 6183 Paseo Del Norte, Suite 180 Carlsbad, CA 92011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (760) 547-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2010, the Board of Directors of Patriot Scientific Corporation (“Patriot”) approved an amendment to Section 3.01 of Article III of Patriot’s bylaws to allow for “virtual” stockholder meetings.

The foregoing description is qualified in its entirety by reference to the text of the amendment to the Bylaws, which is attached hereto as Exhibit 3.7.1 and incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits

(d)          Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

3.7.1                      Certificate of Amendment of Bylaws dated November 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: November 9, 2010	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                                Description

3.7.1	Certificate of Amendment of Bylaws dated November 4, 2010